Exhibit 10.2

FIRST AMENDMENT TO OFFICE LEASE

This FIRST AMENDMENT TO OFFICE LEASE ("First Amendment") is made and entered into as of September 14, 2021, by and between HCP LIFE SCIENCE REIT, INC., a Maryland corporation ("Landlord"), and SORRENTO THERAPEUTICS, INC., a Delaware corporation ("Tenant").

R E C I T A L S :

A.
Landlord and Tenant are parties to the Lease dated September 1, 2021 (the "Lease"), pursuant to which Tenant leases approximately 163,205 rentable square feet of space, consisting of the entire building (the "Building") located at 4930 Directors Place, San Diego, California 92121.
B.
The parties desire to amend the Lease on the terms and conditions set forth in this First Amendment.

A G R E E M E N T :

NOW, THEREFORE, in consideration of the foregoing recitals and the mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.
Terms. All capitalized terms when used herein shall have the same respective meanings as are given such terms in the Lease unless expressly provided otherwise in this First Amendment.
2.
Tenant’s Representative. All references in Section 6.2 of Exhibit B to the Lease to "Kirt Gilliland of Gilliland Construction Management" shall be deleted in their entirety and replaced with "Troy Gardner of Sorrento Therapeutics, Inc."
3.
Landlord’s Representative. All references in Section 6.3 of Exhibit B to the Lease to "Jeff Sobczyk" shall be deleted in their entirety and replaced with "Melissa Plaskonos."
4.
Warranties. Landlord represents and warrants that, to its actual knowledge: (a) it is not in breach of any of its obligations under the Lease, and (b) Tenant is not in breach of any of its obligations under the Lease. Tenant represents and warrants that, to its actual knowledge: (a) it is not in breach of any of its obligations under the Lease, and (b) Landlord is not in breach of any of its obligations under the Lease.
5.
No Further Modification. Except as specifically set forth in this First Amendment, all of the terms and provisions of the Lease shall remain unmodified and in full force and effect.

IN WITNESS WHEREOF, this First Amendment has been executed as of the day and year first above written.

"LANDLORD"	HCP LIFE SCIENCE REIT, INC., a Maryland corporation
By: /s/ Michael Dorris Michael Dorris Print Name Its: Senior Vice President

"TENANT"	SORRENTO THERAPEUTICS, INC., a Delaware corporation
By: /s/ Henry Ji Henry Ji, Ph.D. Print Name Its: President & CEO By: ___________________________ Print Name Its: